UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 13, 2009

Viad Corp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1850 N. Central Avenue, Suite 800, Phoenix, Arizona		85004-4545
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(602) 207-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 13, 2009, in connection with the strategic reorganization of Viad Corp (the "Company") announced by a press release on July 13, 2009, the Company made position changes for the following named executive officers of the Company:

• Kevin M. Rabbitt, former President and Chief Executive Office of GES Exposition Services, Inc. ("GES"), a subsidiary of the Company, ceased to serve in the position of Chief Executive Officer and will continue in the position of President until September 30, 2009.

• John F. Jastrem, former President and Chief Executive Officer of Exhibitgroup/Giltspur, a division of the Company, ceased to serve in the position of President and will continue in the position of Chief Executive Officer. In addition, he was appointed as President and Chief Executive Officer of the Company's Marketing & Events Group and as Chief Executive Officer of GES. Mr. Jastrem (age 54) held the position of President and Chief Executive Officer of Exhibitgroup/Giltspur since October 2006. Prior thereto, he was a member of corporate staff of Diversified Agency Services, a division of Omnicom Group Inc., since 2005; prior thereto, President of The Marketing Arm, a subsidiary of Omnicom, since 2004, and prior thereto, CEO of Rapp Collins Worldwide, LP (Dallas), a subsidiary of Omnicom, since 1998.

• Michael M. Hannan, President and Chief Executive Officer of Brewster Inc. since December 2008, will also serve as the President and Chief Executive Officer of the Travel & Recreation Group of the Company. Prior to his positions with the Company, Mr. Hannan (age 43) was Executive Vice President of Gibralt Capital Corporation, a real estate investment firm focusing on Canada and the United States, from July 2008 through November 2008; prior thereto, independent consultant providing business strategy, corporate development and financial advice to companies in British Columbia, Canada since January 2007; prior thereto, Executive Vice President of Intrawest ULC, a leader in the development and management of experiential destination resorts, since May 2002; Chief Executive Officer of Versatel Internet Group, an internet service provider, from February 2000 – December 2001; prior thereto, Chief Financial Officer of UUNET Canada and Latin America, an internet service provider, since May 1996.

On July 13, 2009, Mr. Rabbitt entered into a Separation Agreement and Release with GES. His termination of employment will be effective September 30, 2009, and thereafter Mr. Rabbitt will be retained to serve in an advisory capacity to the Company through December 31, 2009. The Company and Mr. Rabbitt entered into a verbal agreement related to Mr. Rabbitt's consulting fee while he serves in an advisory capacity. His consulting fee will be $101,250, which is equivalent to three months of his current annual base salary. A copy of the Separation Agreement and Release is attached hereto as Exhibit 10.A and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.A - Copy of Kevin M. Rabbitt Separation Agreement and Release, dated July 13, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viad Corp

July 16, 2009	By:	/s/ G. Michael Latta

Name: G. Michael Latta
Title: Vice President - Controller (Chief Accounting Officer and Authorized Signer)

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Exhibit Index

Exhibit No.	Description

10.A	Copy of Kevin M. Rabbitt Separation Agreement and Release, dated July 13, 2009.